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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



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                                    FORM 8-K


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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 26, 2000
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                             LINCARE HOLDINGS INC.


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                  DELAWARE                                        51-0331330
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     (State or other jurisdiction of                         (I.R.S. Employer
      incorporation or organization)                        Identification No.)



      19337 US 19 NORTH, SUITE 500,
           CLEARWATER, FL                                           33764
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(Address of principal executive offices)                         (Zip Code)



      Registrant's telephone number, including area code: (727) 530-7700
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         The Registrant reports the following acquisition to inform its security holders:

         Pursuant to an Asset Purchase Agreement, the Registrant's wholly owned subsidiary, Lincare Inc., a Delaware corporation (the "Subsidiary"), consummated on June 28, 2000, through arm's-length negotiations, the acquisition of substantially all of the business and assets of United Medical, Inc.
("United Medical"), an Arkansas corporation. The acquisition will be accounted for as a purchase. The purchase price was approximately $120,951,000.00 consisting of approximately $115,951,000.00 in cash at closing and $5,000,000.00 payable, without interest, six months after the closing date. The cash portion of the purchase price paid at closing was funded through an existing credit facility with a consortium of financial institutions headed by Bank of America, N.A.

         United Medical had operated a home health care business in nine states including Alabama, Arkansas, Mississippi, Missouri, North Carolina, Oklahoma, Tennessee, Texas and Virginia, and the Registrant, through its Subsidiary, intends to use the acquired assets to continue to operate the home health care business.

ITEM 5.  OTHER EVENTS

         See Exhibit 5.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) EXHIBITS. The exhibits filed as part of this Report are listed in the Index to Exhibits immediately following the signature page.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly ceased this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             LINCARE HOLDINGS INC.
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                                             Registrant


                                             /s/ Paul G. Gabos
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                                             Paul G. Gabos
                                             Secretary, Chief Financial Officer
                                             and Principal Accounting Officer

Date: July 11, 2000




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EXHIBIT INDEX

EXHIBIT
  NO.
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  2.1       Asset Purchase Agreement dated June 28, 2000 among United Medical,
            Inc., its stockholders named therein, and Lincare Inc.

  2.2       Press Release dated June 28, 2000.

  5.1       Press Release dated June 26, 2000.